VIEMED WINS COMPLETE OVERRULING OF APPEALED OIG CLAIMS
RESOLVING MULTIYEAR PROCESS WITH HHS AND CMS

Lafayette, Louisiana (January 23, 2023) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ:VMD and TSX:VMD.TO), a national leader in respiratory care and technology-enabled home medical equipment services, announced the ruling of a U.S. Department of Health and Human Services Administrative Law Judge (“ALJ”) with respect to the appeal of claims related to findings from the U.S. Department of Health and Human Services Office of Inspector General (“OIG”). The ALJ’s Decision overturned all remaining disputed claims. As a result, Medicare Administrative Contractors returned 100% of the previously remitted funds to Viemed.

“We are extremely pleased with the judge’s decision in this matter, which reaffirms the high integrity of our clinical protocols and sets the record straight. In addition to restoring our long-standing reputation as a best-in-class provider and industry leader, the extensive appeals process was important to us in order to ensure that the right patients continue to have timely access to this life saving care,” said Casey Hoyt, Viemed’s CEO.

In the May 2021 report, the OIG reviewed the claims of 100 of the Company’s patients in an audit of non-invasive ventilation in the home. The OIG concluded that 98% of the sampled claims did not comply with Medicare requirements, asserting that the therapy was not necessary for those patients, in direct contradiction to the conclusions of the prescribing providers. The OIG recommended that the Centers for Medicare and Medicaid Services (“CMS”) issue an extrapolated overpayment and recoup funds from Viemed. Through the statutory appeals process, the Company disputed the OIG’s findings, maintaining that the report ignored each patient’s diagnosis and supporting documentation from treating and prescribing physicians and applied clinical guidelines that are contrary to CMS’ accepted standard of care. The ALJ’s decision resolved all remaining appealed claims in Viemed’s favor, resulting in a $0 overpayment for patient claims addressed by the OIG.

Hoyt further stated, “The available data and research confirms that timely access to non-invasive ventilation in the home improves health outcomes while simultaneously driving down overall healthcare costs. We will urgently communicate these compelling and clarifying results with payors and treating physicians so that more patients nationwide can receive the lifesaving care they need and deserve.”

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of in-home medical equipment and post-acute respiratory healthcare services in the United States. Viemed’s service offerings are focused on effective in-home treatment with clinical practitioners providing therapy and counseling to patients in their homes using cutting-edge technology. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the anticipated health and cost benefits associated with non-invasive ventilation in the home and the anticipated communication of the ALJ’s ruling, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; the impact of the COVID-19 pandemic and the actions taken by governmental authorities, individuals and companies in response to the pandemic on our business, financial condition and results of operations, including on the Company's patient base, revenues, employees, and equipment and supplies; significant capital requirements and operating risks that the Company may be subject to; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of the Company's common shares; the Company’s novel business model; the risk that the clinical application of treatments that demonstrate positive results in a study may not be positively replicated or that such test results may not be predictive of actual treatment results or may not result in the adoption of such treatments by providers; the state of the capital markets; the availability of funds and resources to pursue operations; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers and the recall of certain Royal Philips BiPAP and CPAP devices and ventilators that we distribute and sell; granting of permits and licenses in a highly regulated business; competition; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, such as the COVID-19 pandemic, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.